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                                                                   EXHIBITS 23.1


            CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS

         We hereby consent to the incorporation by reference to our reserve reports for the years ended December 31, 2004, 2003 and 2002, each of which is included in the Annual Report on Form 10-K of Ultra Petroleum Corp. for the year ended December 31, 2004.

                                      NETHERLAND, SEWELL & ASSOCIATES, INC.





                                      By: /s/ Frederic D. Sewell
                                          --------------------------------------
                                          Frederic D. Sewell
                                          Chairman and Chief Executive Officer


Dallas, Texas
March 9, 2005